                                                             Exhibit (h)(27)(a)

                                                              September 7, 2012

AllianceBernstein Investments, Inc. (f/k/a Alliance Fund Distributors, Inc.) AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P. )
AllianceBerstein Investor Services, Inc. (f/k/a Alliance Global Investor Services, Inc.)
AllianceBernstein Variable Products Series Fund
1345 Avenue of the Americas
New York, New York 10105
Attn: General Counsel

Re: (1) Participation Agreement among SunAmerica Annuity and Life Assurance Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company)("SAAL"), SunAmerica Capital Services, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc.("AFD"), dated as of June 1, 2002;
    (2) Participation Agreement among American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated May 1, 1999 ("AGL of Delaware Agreement");
    (3) Participation Agreement among AGL of Delaware, AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) and Alliance Fund Distributors, Inc. dated May 1, 1995 (also referred to as "AGL of Delaware Agreement");
    (4) Fund Participation Agreement among AGL of Delaware and Alliance Global Investor Services, Inc. dated February 22, 2002 (also referred to as "AGL of Delaware Agreement");
    (5) Administrative Services Agreement between SAAL and AFD, dated June 1, 2002;
    (6)  Agreement between AGL of Delaware and Alliance Capital Management,
         L.P.
    (7) Information Sharing Agreement between SAAL and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc., dated April 16, 2007;
    (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc. dated April 16, 2007 (also referred to as "AGL of Delaware Agreement").
         (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies").

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a

Alliance Fund Distributors, Inc.
September 7, 2012

registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:     ------------------------------
Name:   Jana W. Greer
Title:  President and Chief Executive Officer

Alliance Fund Distributors, Inc.
September 7, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                                 ATTEST:


By:     --------------------------------------   By:    --------------------------------------
Name:                                            Name:
Title:                                           Title

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                                 ATTEST:


By:     --------------------------------------   By:    --------------------------------------
Name:                                            Name:
Title:                                           Title

Consented to, acknowledged and agreed:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:     -------------------------
Name:
Title:

ALLIANCEBERNSTEIN L.P.

By:     -------------------------
Name:
Title:

Alliance Fund Distributors, Inc.
September 7, 2012

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. ON BEHALF OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


By:     -------------------------
Name:
Title:

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By:     -------------------------
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By:     -------------------------
Name:
Title:

                                August 31, 2012

American Century Investment Services, Inc.
4500 Main Street
Kansas City, MO 64111

Re: (1) Shareholder Services Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and American Century Investment Services, Inc. dated as of May 1, 2000 (covers Separate Account II)
    (2) Shareholder Services Agreement between AGL of Delaware and American Century Investment Services, Inc. dated as of May 1, 2000 (covers Separate Account IV and IX)
    (3) Shareholder Information Agreement between American Century Investment Services, Inc. and AGL of Delaware dated April 16, 2007
         (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule
12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

American Century Investment Services, Inc.
August 31, 2012

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                                 ATTEST:


By:     --------------------------------------   By:     --------------------------------------
Name:                                            Name:
Title:                                           Title:

Consented to, acknowledged and agreed:

AMERICAN CENTURY INVESTMENT SERVICES, INC.


By:     --------------------------
Name:
Title:

                                                              September 7, 2012

Anchor Series Trust
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Attn: Gregory Bressler

 Re: (1) Participation Agreement between SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company) ("SAAL") and Anchor Series Trust ("AST"), dated as of March 7, 2011, as amended;
     (2) Shareholder Services Agreement between SAAL and AST, dated as of March 7, 2011, as amended;
     (3) Information Sharing Agreement between SAAL and AST, dated as of April 16, 2007, as amended
     (4) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), Anchor Series Trust and American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.) dated July 1, 1999 ("AGL of Delaware Agreement")
     (5) Administrative Services Agreement between AGL of Delaware and SunAmerica Asset Management Corp. dated July 1, 1999 (also referred to as "AGL of Delaware Agreement")
     (6) Information Sharing and Restricted Trading Agreement between Anchor Series Trust and AGL of Delaware dated April 16, 2007 (also referred to as "AGL of Delaware Agreement")
          (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

Anchor Series Trust
September 7, 2012

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:     ------------------------------
Name:   Jana W. Greer
Title:  President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                                 ATTEST:


By:     --------------------------------------   By:     --------------------------------------
Name:                                            Name:
Title:                                           Title:

Anchor Series Trust
September 7, 2012

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                                 ATTEST:


By:     --------------------------------------   By:     --------------------------------------
Name:                                            Name:
Title:                                           Title:

Consented to, acknowledged and agreed:

ANCHOR SERIES TRUST

By:     -------------------------------
Name:   Nori L. Gabert
Title:  Vice President and Assistant Secretary

SUNAMERICA ASSET MANAGEMENT CORP.

By:     -------------------------------
Name:   Nori L. Gabert
Title:  Vice President and Deputy General Counsel

SUNAMERICA CAPITAL SERVICES, INC.

By:     -------------------------------
Name:   Mallary L. Reznik
Title:  Vice President

                               October 31, 2012

Dreyfus Variable Investment Fund
Dreyfus Stock Index Fund, Inc.
200 Park Avenue
New York, NY 10166

 Re: (1) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and Dreyfus Stock Index Fund, Inc. (formerly, Dreyfus Life and Annuity Index Fund, Inc. [d/b/a Dreyfus Stock Index Fund]) dated as of May 1, 1995
     (2) Fund Participation Agreement between AGL of Delaware and Dreyfus Variable Investment Fund dated as of May 1, 1995
     (3) Supplemental Agreement between MBSC Securities Corporation (formerly, Dreyfus Service Corporation) and AGL of Delaware dated April 16, 2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General, which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for the Merger

Dreyfus Variable Investment Fund
Dreyfus Stock Index Fund, Inc.
October 31, 2012

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail, with signed originals to follow.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                                 ATTEST:


By:     --------------------------------------   By:     --------------------------------------
Name:                                            Name:
Title:                                           Title:

Consented to, acknowledged and agreed:

MBSC SECURITIES CORPORATION

                                         ATTEST:


By:     ------------------------------   By:     --------------------------------------
Name:                                    Name:
Title:                                   Title:

DREYFUS STOCK INDEX FUND, INC.

                                                 ATTEST:


By:     --------------------------------------   By:     --------------------------------------
Name:                                            Name:
Title:                                           Title:

Dreyfus Variable Investment Fund
Dreyfus Stock Index Fund, Inc.
October 31, 2012

DREYFUS VARIABLE INVESTMENT FUND

                                                 ATTEST:


By:     --------------------------------------   By:     -----------------------------
Name:                                            Name:
Title:                                           Title:

                                                              September 7, 2012

Fidelity Distributors Corporation
Variable Insurance Products Funds
82 Devonshire Street
Boston, Massachusetts 02109
Attention: Treasurer

Re:  (1)  Participation Agreement among SunAmerica Annuity and Life Assurance Company (formerly AIG SunAmerica Life
          Assurance Company)("SAAL"), Variable Insurance Products Funds and Fidelity Distributors Corporation ("FDC"), dated as of April 30, 2008, as amended;
     (2)  Service Agreement between SAAL and Fidelity Investments Institutional Operations Company, Inc., dated as of April 30,
          2012;
     (3)  Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between SAAL and FDC, dated as of April 30, 2008;
     (4)  Amended and Restated Participation Agreement between American General Life Insurance Company of Delaware ("AGL
          of Delaware"), Variable Insurance Products Funds and Fidelity Distributors Corporation dated April 27, 2012;
     (5)  Sub-License Agreement between AGL of Delaware and Fidelity Distributors Corporation dated April 27, 2012;
     (6)  Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services
          Corporation, an affiliate of AGL of Delaware, American General Life Insurance Company and The United States Life
          Insurance Company in the City of New York dated May 1, 2012; and
     (7)  Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and Fidelity Distributors
          Corporation dated April 16, 2007.
          (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

Fidelity Distributors Corporation
Variable Insurance Products Funds
September 7, 2012

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
   ---------------------------------
Name: Jana W. Greer
Title: President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:

 By:                                      By:
    ---------------------------------      -----------------------------------
 Name:                                    Name:
 Title:                                   Title:

 AMERICAN GENERAL EQUITY SERVICES CORPORATION
                                          ATTEST:

 By:                                      By:
    ---------------------------------      -----------------------------------
 Name:                                    Name:
 Title:                                   Title:

Fidelity Distributors Corporation
Variable Insurance Products Funds
September 7, 2012

Consented to, acknowledged and agreed:

FIDELITY DISTRIBUTORS CORPORATION

By:
   ------------------------------
Name:
Title:

VARIABLE INSURANCE PRODUCTS FUNDS

By:
   ------------------------------
Name:
Title:

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC.

By:
   ------------------------------
Name:
Title:

                               September 7, 2012

Franklin Templeton Services, LLC
One Franklin Parkway, Bldg. 920 2/nd/ Floor
San Mateo, California 94403
Attention: General Counsel

Franklin Templeton Variable Insurance Products Trust
One Franklin Parkway, Bldg. 920 2/nd/ Floor
San Mateo, California 94403
Attention: Karen L. Skidmore, Vice President

Franklin/Templeton Distributors, Inc.
100 Fountain Parkway, Bldg. 140, 7/th/ Floor
St. Petersburg, FL 33716
Attention: Peter Jones, President

Re:  (1)  Participation Agreement among Western National Life Insurance Company (f/k/a AIG Annuity Insurance Company)
          ("WNL"), American General Distributors, Inc., Franklin Templeton Variable Insurance Products Trust (the "Trust") and
          Franklin/Templeton Distributors, Inc. ("Distributor"), dated May 1, 2000, as amended;
     (2)  Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC ("FTS") and
          WNL, dated December 6, 2005;
     (3)  Shareholder Information Agreement between Distributor and WNL, dated April 16, 2007;
     (4)  Participation Agreement among SunAmerica Annuity and Life Assurance Company (formerly AIG SunAmerica Life
          Assurance Company) ("SAAL"), SunAmerica Capital Services, Inc., the Trust and Distributor, dated February 4, 2008, as amended;
     (5)  Shareholder Information Agreement between SAAL and Distributor, dated February 4, 2008;
     (6)  Administrative Services Agreement between SAAL and FTS, dated February 4, 2008, as amended;
     (7)  Participation Agreement among American General Life Insurance Company of Delaware (formerly AIG Life Insurance
          Company) ("AGL of Delaware"), American General Equity Services Corporation, the Trust and Distributor, dated May 1,
          2000, as amended ("AGL of Delaware Agreement");
     (8)  Amended and Restated Administrative Services Agreement between FTS and AGL of Delaware, dated February 20, 2009
          (also referred to as "AGL of Delaware Agreement"); and
     (9)  Shareholder Information Agreement between AGL of Delaware and Franklin/Templeton Distributors, Inc., dated April 16,
          2007 (also referred to as "AGL of Delaware Agreement").
          (EACH AN "AGREEMENT", AND COLLECTIVELY, THE "AGREEMENTS") (SAAL, WNL, AND AGL OF DELAWARE COLLECTIVELY
          REFERRED TO HEREINAFTER AS THE "MERGED COMPANIES")

Franklin Templeton Variable Insurance Products Trust
Franklin/Templeton Distributors, Inc.
Franklin Templeton Services, LLC
September 7, 2012

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

Franklin Templeton Variable Insurance Products Trust
Franklin/Templeton Distributors, Inc.
Franklin Templeton Services, LLC
September 7, 2012

IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE             WESTERN NATIONAL LIFE
ASSURANCE COMPANY                       INSURANCE COMPANY

By:                                     By:
   ---------------------------------       ---------------------------------
Name: Jana W. Greer                     Name:
Title: President and Chief Executive    Title:
Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                        ATTEST:

By:                                     By:
   ---------------------------------       ---------------------------------
Name:                                   Name:
Title:                                  Title:

CONSENTED TO, ACKNOWLEDGED AND AGREED:

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST
   Only on behalf of each Portfolio
   listed on Schedule C of the
   Agreements                            By:        -------------------------
                                         Name:      Karen L. Skidmore
                                         Title:     Vice President

The Distributor:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:        -------------------------
                                         Name:      Thomas M. Regner
                                         Title:     Executive Vice President

FTS:                                     FRANKLIN TEMPLETON SERVICES, LLC

                                         By:        -------------------------
                                         Name:      Dennis Rothe
                                         Title:     Vice President

                                                      November 5, 2012

Goldman Sachs Variable Insurance Trust
One New York Plaza
37th Floor
New York NY 10004

Re:  (1)  Participation Agreement between American General Life Insurance
          Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. dated June 9, 1998
     (2) Variable Annuity Shareholder Information Agreement between Goldman Sachs & Co. and AGL of Delaware dated April 16, 2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware collectively referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule
12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

Goldman Sachs Variable Insurance Trust
November 5, 2012

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                        ATTEST:

By:                                     By:
   ---------------------------------       ---------------------------------
Name:                                   Name:
Title:                                  Title:

Consented to, acknowledged and agreed:

GOLDMAN, SACHS & CO.

By:
   -----------------------------------
Name:
Title:

GOLDMAN SACHS VARIABLE INSURANCE TRUST

By:
   -----------------------------------
Name:
Title:

                               September 7, 2012

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston Texas 77046
Attn:Melanie Ringold, Esq.

 Re:  (1)  Participation Agreement by and among Western National Life
           Insurance Company (f/k/a American General Annuity Insurance Company ("WNL") and AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds) ("Fund Partner") dated November 23, 1998, as amended;
      (2) Participation Agreement by and among SunAmerica Annuity and Life Assurance Company, on behalf of itself and its separate accounts (collectively "SAAL"), SunAmerica Capital Services, Inc., and Fund Partner dated May 28, 2010, as amended;
      (3)  Administrative Services Agreement between Invesco Advisers, Inc.
           (f/k/a A I M Advisors, Inc.) and WNL dated November 23, 1998;
      (4)  Administrative Services Agreement between Invesco Advisers, Inc.
           (f/k/a A I M Advisors, Inc.) and SAAL dated May 28, 2012;
      (5) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between WNL and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 16, 2007
      (6) Distribution Services Agreement between SAAL and Invesco Distributors, Inc. dated May 28, 2010
      (7) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and American General Equity Services Corporation dated as of November 20, 1997;
      (8) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and AGL of Delaware dated September 1, 1998;
      (9) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between AGL of Delaware and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 12, 2007 (each an "Agreement", and collectively, the "Agreements") (WNL, AGL of Delaware and SAAL collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

 By:
    ------------------------------------------
 Name:
 Title:

 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

 By:
    ------------------------------------------
 Name: Jana W. Greer
 Title: President and Chief Executive Officer

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                        ATTEST:

By:                                     By:
   ---------------------------------       ---------------------------------
Name:                                   Name:
Title:                                  Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:
   ---------------------------------
Name:
Title:


Consented to, acknowledged and agreed:

INVESCO DISTRIBUTORS, INC.

By:
   -----------------------------------
Name: Peter S. Gallagher
Title: President

AIM VARIABLE INSURANCE FUNDS, INC.      INVESCO INVESTMENT SERVICES, INC.
(INVESCO VARIABLE INSURANCE FUNDS)

By:                                     By:
   ---------------------------------       ---------------------------------
Name: John M. Zerr                      Name: William J. Galvin
Title: Senior Vice President            Title: President

INVESCO ADVISERS, INC.

By:
   ---------------------------------
Name: John M. Zerr
Title: Senior Vice President

                                                      October 2, 2012

Neuberger Berman Advisers Management Trust
605 Third Avenue, 21st Floor
New York, NY 10158-3698

Re:  (1)  Fund Participation Agreement between American General Life Insurance
          Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), Neuberger Berman Advisers Management Trust (formerly Neuberger & Berman Advisers Management Trust), Advisers Managers Trust, and Neuberger Berman Management Inc. (formerly Neuberger & Berman Management Incorporated) dated February 5, 1996
     (2) Rule 22c-2 Shareholder Information Access Agreement between Neuberger Berman Management Inc. and AGL of Delaware dated April 16, 2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule
12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

Neuberger Berman Advisers Management Trust
October 2, 2012

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                        ATTEST:

By:                                     By:
   ---------------------------------       ---------------------------------
Name:                                   Name:
Title:                                  Title:

Consented to, acknowledged and agreed:

NEUBERGER BERMAN MANAGEMENT INC.

By:
   -----------------------------------
Name:
Title:

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:
   -----------------------------------
Name:
Title:

ADVISERS MANAGERS TRUST

By:
   -----------------------------------
Name:
Title:

                               September 7, 2012

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281

 Re:  (1)  Participation Agreement among Western National Life Insurance
           Company (f/k/a American General Annuity Insurance Company) ("WNL"), Oppenheimer Variable Account Fund, OppenheimerFunds, Inc. dated November 23, 1998, as amended
      (2) Letter of Understanding between Oppenheimer Funds, Inc. and WNL dated November 23, 1998
      (3) Letter of Understanding between OppenheimerFunds, Inc. and American General Life Insurance Company dated December 1, 1999
      (4) Shareholder Information Agreement between Oppenheimer Funds Services, Inc. Oppenheimer Funds Distributor, Inc. and WNL dated February 15, 2007
      (5) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and OppenheimerFunds Distributor, Inc. dated as of April 1, 2002 ("AGL of Delaware Retail Agreement")
      (6) Participation Agreement between AGL of Delaware, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. dated January 4, 2001 ("AGL of Delaware VAF Agreement")
      (7) Letter of Understanding between AGL of Delaware and OppenheimerFunds, Inc. dated November 29, 2000 (also referred to "AGL of Delaware VAF Agreement")
      (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and AGL of Delaware dated April 16, 2007 (also referred to
           "AGL of Delaware VAF Agreement")
           (EACH AN "AGREEMENT", AND COLLECTIVELY, THE "AGREEMENTS") (WNL AND AGLD COLLECTIVELY REFERRED TO HEREINAFTER AS THE "MERGED COMPANIES")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Retail Agreement and AGL of Delaware VAF Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties, liabilities and obligations arising under the Agreements with respect to each of the Merged Companies will be assumed by American General, effective as of the Merger. All terms, conditions and obligations under the Agreements shall remain unchanged.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assignment of the rights, duties, liabilities and obligations of each of the Merged Companies to American General, as described above, effective as of the Merger. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligations of American General or any predecessor entities to pay 12b-1 or other fees through December 31, 2012 or subsequent to the new effective date and American General shall satisfy all payment obligations to you

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY


By:     -----------------------------
Name:
Title:

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

CONSENTED TO, ACKNOWLEDGED AND AGREED:

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

By:     -----------------------------
Name:
Title:

OPPENHEIMER VARIABLE ACCOUNT           OPPENHEIMERFUNDS, INC. (on its own
FUNDS                                  and on behalf of its own division,
                                       OppenheimerFunds Services)


By:     -----------------------------  By:     -------------------------------
Name:                                  Name:
Title:                                 Title:

                                          August 31, 2012

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 100
Newport Beach, CA 92660

PIMCO Investments LLC
1633 Broadway, 45/th/ Floor
New York, NY 10019

Re:  (1)  Participation Agreement between American General Life Insurance
          Company of Delaware ("AGL of Delaware"), PIMCO Variable Insurance Trust and PIMCO Investments LLC dated April 1, 2000, as amended effective July 1, 2011
     (2) PIMCO Variable Insurance Trust Services Agreement between AGL of Delaware and PIMCO Variable Insurance Trust dated April 1, 2000
     (3) Services Agreement between AGL of Delaware and Pacific Investment Management Company dated April 1, 2000
     (4) Rule 22c-2 Amendment to Participation Agreement between PIMCO Investments LLC and AGL of Delaware, The United States Life Insurance Company in the City of New York and American General Life Insurance Company dated April 16, 2007, as amended effective July 1, 2011
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule

PIMCO Variable Insurance Trust
August 31, 2012

12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date. Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

Consented to, acknowledged and agreed:

PACIFIC INVESTMENT MANAGEMENT COMPANY

By:     -------------------------
Name:
Title:

PIMCO VARIABLE INSURANCE TRUST

By:     -------------------------
Name:
Title:

PIMCO INVESTMENTS LLC

By:     -------------------------
Name:
Title:

                                                              September 7, 2012

SunAmerica Series Trust
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Attn: Gregory Bressler

Re:  (1)  Participation Agreement between SunAmerica Annuity and Life
          Assurance Company (formerly known as AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company) ("SAAL") and SunAmerica Series Trust ("SAST"), dated as of March 7, 2011, as amended;
     (2) Shareholder Services Agreement between SAAL and SAST, dated as of March 7, 2011, as amended;
     (3) Information Sharing Agreement between SAAL and SAST, dated as of April 16, 2007, as amended
     (4) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), SunAmerica Series Trust and American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.) dated as of July 1, 1999 ("AGL of Delaware Agreement");
     (5) Administrative Services Agreement between AGL of Delaware and SunAmerica Asset Management Corp. dated July 1, 1999 (also referred to as "AGL of Delaware Agreement"); and
     (6) Information Sharing and Restricted Trading Agreement between AGL of Delaware and SAST dated April 16, 2007 (also referred to as "AGL of Delaware Agreement").
          (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

SunAmerica Series Trust
September 7, 2012

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:     ------------------------------
Name:   Jana W. Greer
Title:  President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

SunAmerica Series Trust
September 7, 2012

AMERICAN GENERAL EQUITY SERVICES CORPORATION
                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

Consented to, acknowledged and agreed:

SUNAMERICA SERIES TRUST

By:     ------------------------------
Name:   Nori L. Gabert
Title:  Vice President and Secretary

SUNAMERICA ASSET MANAGEMENT CORP.

By:     ------------------------------
Name:   Nori L. Gabert
Title:  Vice President and Deputy General Counsel

SUNAMERICA CAPITAL SERVICES, INC.

By:     ------------------------------
Name:   Mallary L. Reznik
Title:  Vice President

                                          August 31, 2012

The Universal Institutional Funds, Inc.
Morgan Stanley
522 Fifth Avenue
New York, NY 10036

Re:  (1)  Participation Agreement between American General Life Insurance
          Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) ("UIF"), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc. and successor-in-interest to Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd,
          LLP)) ("MSIM"), dated December 31, 1998, as amended;
     (2) Participation Agreement between AGL of Delaware, UIF (formerly Morgan Stanley Universal Funds, Inc.), MSIM (formerly Morgan Stanley Asset Management Inc. and successor-in-interest to Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP)) dated May 15, 1998, as amended;
     (3) Letter Agreement, dated May 1, 2000, between AGL of Delaware and MSIM; and
     (4) Rule 22c-2 Information Sharing and Restricted Trading Agreement between Morgan Stanley Distribution, Inc. and AGL of Delaware, dated April 16, 2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company").

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General, which will assume the rights, duties and obligations of the Merged Company thereunder.

The Universal Institutional Funds, Inc.
August 31, 2012

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of any fees under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                         ATTEST:

By:
        -------------------------------- By:      --------------------------
Name:                                    Name:
Title:                                   Title:

CONSENTED TO, ACKNOWLEDGED AND AGREED:
--------------------------------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:         -------------------------------
Name: Arthur Lev
Title: President & Principal Executive Officer

MORGAN STANLEY INVESTMENT MANAGEMENT INC.


By:     -------------------------
Name: Jack O'Connor
Title: Managing Director

                               September 7, 2012

Nori L. Gabert, Esq.
VALIC Company I
2919 Allen Parkway, L3
Houston, TX 77019

Re:  (1)  Participation Agreement between Western National Life Insurance
          Company (f/k/a American General Annuity Insurance Company) ("WNL"), VALIC Company I ('Fund Partner") and The Variable Annuity Life Insurance Company dated August 1, 1999, as amended
     (2) Information Sharing and Restricted Agreement between WNL and VALIC Company I dated April 16, 2007
     (3) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), VALIC Company I and The Variable Annuity Life Insurance Company dated as of July 1, 2002 ("AGL of Delaware Agreement")
     (4) Information Sharing and Restricted Trading Agreement between AGL of Delaware and VALIC Company I dated April 16, 2007 (also referred to as "AGL of Delaware Agreement")
          (EACH AN "AGREEMENT", AND COLLECTIVELY, THE "AGREEMENTS") (WNL AND AGLD ARE COLLECTIVELY REFERRED TO HEREINAFTER AS THE "MERGED COMPANIES")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

VALIC Company I
September 7, 2012

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:
        -------------------------
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

VALIC Company I
September 7, 2012

CONSENTED TO, ACKNOWLEDGED AND AGREED:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:     -------------------------
Name:   Kurt W. Bernlohr
Title:  Senior Vice President

VALIC COMPANY I

By:     -------------------------
Name:   Kurt W. Bernlohr
Title:  President

                                          August 31, 2012

Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
Vanguard Marketing Corporation
P. O. Box 2600
Valley Forge, PA 19482

Re:  (1)  Fund Participation Agreement between American General Life
          Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and The Vanguard Group, Inc. dated December 27, 2001
     (2) Participation Agreement between AGL of Delaware, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and Vanguard Marketing Corporation dated May 22, 2001
     (3) Participation Agreement between AGL of Delaware, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and Vanguard Marketing Corporation dated September 2, 2003
     (2) Rule 22c-2 Amendment to Agreements between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AGL of Delaware dated April 16, 2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

   Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
August 31, 2012

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule
12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                       ATTEST:

By:     -----------------------------  By:      -----------------------------
Name:                                  Name:
Title:                                 Title:

Consented to, acknowledged and agreed:

VANGUARD VARIABLE INSURANCE FUND


By:     -------------------------
Name:
Title:

Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
August 31, 2012

THE VANGUARD GROUP, INC.

By:     -------------------------
Name:
Title:

VANGUARD MARKETING CORPORATION


By:     -------------------------
Name:
Title: